[PAGE 1]
                                                    [GRAPHIC:  U.S. GLOBAL LOGO]

May 1, 1997

Dear Shareholder,

Thank you and congratulations. We want to thank you for entrusting us to manage your money. And we would like to congratulate you on the wise decision you have made. Your investment has earned one of Morningstar's highest ratings for performance in its peer group.

So have several of our other funds, as you can see below:

STOCK FUNDS                                  1 YR
U.S. All American Equity Fund                *****
China Region Opportunity Fund                *****
U.S. Real Estate Fund                        *****
U.S. Global Resources Fund                   ****

BOND FUNDS                                   1 YR      3 YRS     5 YRS

United Services Near-Term Tax Free Fund      *****     *****     ****
U.S. Tax Free Fund                           *****     ****      ****

At U.S. Global Investors, we strive to deliver consistent superior performance to you. Our portfolio managers are compensated according to their demonstrated ability to make money for you and as compared to their competitors on a risk-adjusted basis. In every consecutive quarter in which they achieve outstanding investment returns, their incentive bonuses are compounded. They earn more when you earn more, because your success is what is most important.

If you do not already have an account in one of our other high-ranked funds, I urge you to consider an investment today. Our U.S. Government Securities Savings Fund, for example, is an excellent choice to add to your portfolio. With Lipper's #1 ranking for consistent, superior five-year performance, it offers the stability of U.S. government securities and the instant liquidity of free checkwriting. This safe harbor is the ideal parking place to protect profits.

You can easily have any question about our funds answered by calling 1-800-US-FUNDS or 1-800-873-8637. Please call today so an Investor Representative can tell you more about how our Morningstar top performers can help you achieve your financial goals. We make it easy to open a new account, or add to an existing one. Simply call 1-800-873-8637 to purchase fund shares by telephone.

Sincerely yours,


/S/  FRANK E. HOLMES

Frank Holmes
Chairman & CEO

P.S. All of our funds are eligible for an IRS-approved IRA program. If you transfer $10,000 or more to a U.S. Global Investors IRA, we will waive our annual custodial fee for the life of your account. Call 1-800-873-8637 now for a transfer form and instructions.


                                                             7900 Callaghan Road
                                                  ..............................
                                                                   Mail Address:
                                                                  P.O. Box 29467
                                                              San Antonio, Texas
                                                                      78229-0467
                                                  ..............................
                                                                Tel 210-308-1234
                                                  ..............................
                                                                  1-800-US-FUNDS
                                                  ..............................
                                                                Fax 210-308-1223
                                                  ..............................
                                                         email shsvc@usfunds.com
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LEGAL INFORMATION

For more information, including charges and expenses, call 1-800-US-FUNDS or visit us on the Web at www.usfunds.com. Please read the prospectus carefully before investing; it details the special risks, including political, currency and economic risks, of investing in emerging markets. U.S. stands for United Services. Past performance is no guarantee of future results. Investment returns and principal may fluctuate so that you may have a gain or loss when you sell shares.

Lipper Analytical Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the one- and five-year periods ended 3/31/97 out of 115 and 79 government money market funds, respectively.

Morningstar is a nationally recognized fund rating service which awards rankings that reflect historical risk-adjusted performance. It awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star to funds in the bottom 10%. A summary of rankings follows for the funds noted on the reverse.


                                              1 YR      # FUNDS   3 YRS     # FUNDS   5 YRS     # FUNDS   10 YRS    # FUNDS

U.S. All American Equity Fund                 5*        3048      4*        1919      3*        1076      1*        601
China Region Opportunity Fund                 5*         939      2*         478      --         --       --        --
U.S. Real Estate Fund                         5*        3048      3*        1919      1*        1076      --        --
U.S. Global Resources Fund                    4*        3048      2*        1919      2*        1076      1*        601
United Services Near-Term Tax Free Fund       5*        1751      5*        1237      4*         601      --        --
U.S. Tax Free Fund                            5*        1751      4*        1237      4*         601      3*        267